Item 5.  Other Events.

   The press release attached as Exhibit 20 is incorporated herein by reference.

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			  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		    OLIN CORPORATION



		    By:  J. A. Riggs
			 J. A. Riggs
			 Senior Vice President and
			  Chief Financial Officer



Dated: January 7, 1994

			   EXHIBIT INDEX




Exhibit No.         Description

   20               Press Release dated December 16, 1993